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                                                                    EXHIBIT 23.2





                            INDEPENDENT AUDITOR'S CONSENT




We consent to the incorporation by reference in Registration Statement No. 33-98684 of WTC Industries, Inc. on Form S-8 of our report dated April 24, 1995, appearing in this Annual Report on Form 10-KSB of WTC Industries, Inc. for the year ended December 31, 1995.




LURIE, BESIKOF, LAPIDUS, & CO., LLP
Minneapolis, Minnesota



May 21, 1996